PARK CITY GROUP, INC.


                         COMMON STOCK PURCHASE AGREEMENT

                         COMMON STOCK PURCHASE AGREEMENT

                              PARK CITY GROUP, INC.

         COMMON STOCK PURCHASE AGREEMENT (as amended or supplemented from time to time, this "Agreement") made as of this ____ day of May, 2006, between PARK CITY GROUP, INC., a Nevada corporation, with its principal offices at 333 Main Street, Park City, Utah 84060 (the "Company") and the undersigned (the "Subscriber").


                              W I T N E S S E T H :

         WHEREAS, the Company desires to issue, in a private placement, shares of common stock, $0.01 par value per share (the "Common Stock") at a price equal to $0.055 per share (as defined in the Memorandum), with a minimum aggregate purchase price of $750,000 (the "Minimum Amount") of Common Stock and a maximum aggregate purchase price of $4,500,000 (the "Maximum Amount") of Common Stock;

         WHEREAS, Subscriber desires to acquire the number of shares of Common Stock (the "Shares") having an aggregate purchase price set forth on the signature page hereof (the "Purchase Price").

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY SUBSCRIBER.

         1.1. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the Shares of Common Stock for the Purchase Price and the Company agrees to sell such Shares to the Subscriber for the Purchase Price, subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable. As the Company will not issue fractional Shares, each Subscriber will be issued that number of whole Shares which the Purchase Price will purchase (to the extent accepted), rounded down to the next whole Share. Any portion of the Purchase Price not applied to the purchase of Shares will be returned to the Subscriber, without interest. The Purchase Price is payable, at or prior to the closing of this Agreement, by wire transfer, subject to collection, as set forth in the "INSTRUCTIONS TO SUBSCRIBERS" contained in the Subscription Documents Booklet of which this Agreement is a part.

         1.2. The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) the Shares have not been registered under the Securities Act of 1933, as amended ("1933 Act"), and the Company has no obligation to register the Shares, except as set forth in Section 3 of this Agreement; (ii) an investment in the Shares is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) the Subscriber may not be able to liquidate the Subscriber's investment; and (iv) the Subscriber could sustain the loss of Subscriber's entire investment. Such risks are more fully set forth in the Company's Confidential Private Placement Memorandum dated May __, 2006, including the Exhibits thereto (as amended or supplemented from time to time, collectively, the "Memorandum").

         1.3. The private placement of the Shares by the Company (the "Private Placement Offering") pursuant to the Memorandum shall continue for a period commencing on the date of the Memorandum and ending on the date set forth in the Memorandum.

         1.4. Treasury Department Circular 230 Disclosure. To ensure compliance with Treasury Department Circular 230, the Subscriber is hereby notified that:
(i) any discussion of U.S. Federal tax issues in this Agreement or the Memorandum is not intended or written to be relied upon, and cannot be relied upon, by the Subscriber for the purpose of avoiding penalties that may be imposed on the Subscriber under the Internal Revenue Code of 1986, as amended (the "Code"); (ii) such discussion is included herein by the Company in connection with the promotion or marketing (within the meaning of Circular 230) by the Company of the transactions or matters addressed herein or therein; and
(iii) the Subscriber should seek advice based on its particular circumstances from an independent tax advisor.

         1.5. The Subscriber represents as follows:

                  (a) The Subscriber represents that the Subscriber is an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the 1933 Act) as indicated by the Subscriber's responses to the Confidential Investor Questionnaire, a copy of which is included in the Subscription Documents Booklet, and that the Subscriber is able to bear the economic risk of investment in the Shares. The Subscriber is not an officer, director or "affiliate" (as defined in Rule 403 under the 1933 Act) of the Company.

                  (b) The Subscriber acknowledges that the Subscriber has significant prior investment experience, including investment in non-listed and non-registered securities. The Subscriber recognizes the highly speculative nature of this investment. The Subscriber acknowledges that the Subscriber has carefully read the Memorandum, including but not limited to, the Company's Annual Report on Form 10KSB for the year ended June 30, 2005, the Company's Quarterly Report on Form 10QSB for the period ended September 30, 2005, the Company's Quarterly Report on Form 10QSB for the period ended December 31, 2005, the Company's Quarterly Report on Form 10QSB for the period ended March 31, 2006, and the Company's Forms 8-K, dated April 17, 2006 and April 25, 2006, and fully understands the contents thereof, and the Subscriber has not received any other offering literature or prospectus and no representations or warranties have been made to the Subscriber by the Company or its employees, affiliates or agents, other than the representations set forth in the Memorandum.

                  (c) The Subscriber acknowledges that the Shares were not offered to the Subscriber by any means of general solicitation or general advertising. In that regard, the Subscriber is not subscribing for the Shares:
(i) as a result of, or subsequent to, becoming aware of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, generally available electronic communication, broadcast over television or radio or generally available to the public on the internet or worldwide web; (ii) as a result of, or subsequent to, attendance at a seminar or meeting called by any of the means set forth in (i) above; or (iii) as a result of, or subsequent to, any solicitations by a person not previously known to the Subscriber in connection with investment in securities generally.

                  (d) The Subscriber hereby acknowledges that the Private Placement Offering and the Memorandum have not been reviewed by the Securities and Exchange Commission (the "SEC") or by a state securities regulator because it is intended to be a nonpublic offering pursuant to Sections 4(2) and 4(6) of the 1933 Act and Regulation D promulgated thereunder. The Subscriber represents and warrants that the Shares are being purchased for the Subscriber's own account, for investment purposes only and not for distribution or resale to others. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Shares unless they are registered under the 1933 Act or unless an exemption from such registration is available.

                  (e) The Subscriber understands that the Shares have not been registered under the 1933 Act by reason of a claimed exemption under the provisions of the 1933 Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Subscriber's representation merely meant that the Subscriber's present intention was to hold the Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell after a pre-determined amount of time would represent a purchase with an intent inconsistent with the Subscriber's representations and warranties to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

                  (f) The Subscriber understands that Rule 144 (the "Rule") promulgated by the SEC under the 1933 Act requires, among other conditions, a one (1) year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is the only entity that can register the Shares under the 1933 Act and that the Company is under no obligation to register the Shares under the 1933 Act, with the exception of certain registration rights set forth in Section 3 of this Agreement. The Subscriber acknowledges that the Company may, if it desires, permit the transfer of the Shares out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state "blue sky" laws and subject to the provisions of Section 1.4(g) of this Agreement.

                  (g) The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares stating that the Shares are "restricted securities" (as defined in the Rule) and may only be publicly offered and sold pursuant to an effective registration statement filed with the SEC or pursuant to an exemption from the registration requirements.

                  (h) The Subscriber understands that the Company will review this Agreement and the Confidential Investor Questionnaire; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription for any reason or for no reason and to close the Private Placement Offering at any time.

                  (i) The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Agreement is the Subscriber's principal residence, if the Subscriber is an individual, or its principal business address, if the Subscriber is a corporation or other entity.

                  (j) The Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Private Placement Offering, and all such questions, if any, have been answered to the full satisfaction of the Subscriber; and the Company shall provide the Subscriber with the opportunity to ask additional questions of and receive answers (all of which information shall be limited to information in the public realm) from the Company concerning the Company during the period which the Subscriber owns the Shares.

                  (k) The Subscriber is not relying on the Placement Agent, the Company or any information in the Memorandum with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Shares. The Subscriber has relied solely upon the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Shares, the Subscriber's legal counsel, business and/or investment adviser, accountant and tax advisor.

                  (l) The Subscriber has such knowledge and expertise in financial and business matters that the Subscriber is capable of evaluating the merits and risks involved in an investment in the Shares. All information that the Subscriber has provided concerning the Subscriber and the Subscriber's financial position (including, without limitation, information in this Agreement or in the Confidential Investor Questionnaire included in the Subscription Documents Booklet) is true, correct and complete.

                  (m) The Subscriber has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement is a legally binding obligation of the Subscriber in accordance with its terms.

                  (n) Except as set forth in the Memorandum no representations or warranties have been made to the Subscriber by the Company, the Placement Agent (as defined in the Memorandum) or any of their respective agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Memorandum or the results of an independent investigation by the Subscriber.

                  (o) The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Shares unless they are registered under the 1933 Act and applicable state "blue sky" laws or unless an exemption from such registration is available. The Subscriber represents and warrants that (i) the Subscriber has adequate means of providing for the Subscriber's current needs and possible personal contingencies; (ii) the Subscriber has no need for liquidity in this investment; (iii) the Subscriber is able to bear the substantial economic risk of an investment in the Shares for an indefinite period; and (iv) at the present time the Subscriber could afford a complete loss of such investment.

                  (p) It is understood that all documents, records and books pertaining to this investment have been made available for the inspection by the Subscriber's attorney and/or accountant and the Subscriber, and that the books and records of the Company will be available upon reasonable notice during business hours at its principal place of business.

                  (q) The Subscriber acknowledges and agrees that any changes made by the Subscriber to any of the documents delivered to the Subscriber in connection with the Private Placement Offering shall not be effective unless the Company consents to such changes.

                  (r) The Subscriber understands that it and its representative(s) could be subject to fines, penalties and other liabilities under applicable securities laws if the Subscriber or its representative(s), while in possession of any material, non-public information that may be contained in the Memorandum, trade in the Common Stock or other securities of the Company or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to trade in such Common Stock or other securities. The Subscriber agrees that it and its representative(s) will refrain from trading in the Common Stock or other securities of the Company until such time as they are no longer prohibited from trading in such Common Stock or other securities under all applicable securities laws (whether because the Company has publicly disclosed all material information in the Memorandum, the Memorandum no longer containing material non-public information or otherwise).

                  (s) In the event that the Subscriber is acting as agent, representative or nominee for another party (each, a "Beneficial Owner"), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber: (i) with respect to the Subscriber; and (ii) with respect to each Beneficial Owner of the Shares subscribed for hereby. The Subscriber represents and warrants that he, she or it has all requisite power and authority from said Beneficial Owner(s) to execute and perform the obligations under this Agreement and has anti-money laundering policies and procedures in place reasonably designed to verify the identity of each Beneficial Owner and the sources of each Beneficial Owner's funds. Such policies and procedures are properly enforced and are consistent with anti-money laundering/OFAC laws (as defined below) such that the Company may rely on this representation. The Subscriber agrees, except to the extent specifically prohibited by applicable law, to indemnify the Company, the Placement Agent and their respective officers and agents for any and all costs, fees and expenses (including reasonable legal fees and disbursements) in connection with any damages resulting from the Subscriber's or any Beneficial Owner's misrepresentation or misstatement contained herein, or the assertion of the Subscriber's lack of proper authorization from each Beneficial Owner of the Shares subscribed for hereby to enter into this Agreement or perform the obligations thereof.

                  (t) Prospective Subscribers should check the Treasury Department's Office of Foreign Assets Control ("OFAC") website at http://www.treas.gov/ofac before making the following representations.

         The Subscriber represents that the Purchase Price was not directly or indirectly derived from activities that may contravene U.S. Federal, state and international laws and regulations, including anti-money laundering laws.

         OFAC prohibits, among other things, the engagement in transactions with, and the provisions of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website.

         The Subscriber hereby represents and warrants, to the best of its knowledge, that none of:

                  (i) the Subscriber;

                  (ii) any person controlling, controlled by or under common control with, the Subscriber;

                  (iii) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or

                  (iv) any person for whom the Subscriber is acting as agent or nominee in connection with this investment

                           (A) is a country, territory, individual or entity
named on an OFAC list, or is an individual or entity that resides or has a place of business in a country or territory named on such lists;

                           (B) is a senior foreign political figure(1), or any
immediate family member(2) or close associate(3) of a senior foreign political figure within the meaning of the Department of Treasury's Guidance on Enhanced

--------------
(1) A "senior foreign political figure" is defined as a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
(2) "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.
(3) A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Scrutiny for Transactions That May Involve the Proceeds of Foreign Official Corruption(4) and as referenced in the USA PATRIOT Act of 2001, as amended (the "Patriot Act");(5) or

                           (C) is a "foreign shell bank"(6) and does not
transact business with a "foreign shell bank".

                  The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations.

                  The Subscriber understands that the Company may not accept any portion of the Purchase Price if the Subscriber cannot make the representation set forth above or if the information provided to the Company is incomplete or is deemed suspicious.

                  If the Subscriber is an investment entity, then the Subscriber hereby represents and warrants to the Company that the Subscriber is aware of the requirements of the Patriot Act, the regulations administered by OFAC and other applicable U.S. Federal, state or non-U.S. anti-money laundering laws and regulations (as amended, collectively, the "anti-money laundering/OFAC laws"). The Subscriber further warrants and represents that it has anti-money laundering policies and procedures in place reasonably designed to verify the identity of its beneficial owners and/or underlying investors (as applicable) and their sources of funds. Such policies and procedures are properly enforced and are consistent with the anti-money laundering/OFAC laws. The Subscriber hereby warrants to the Company that, to the best of its knowledge, the Subscriber's beneficial owners and/or underlying investors (as applicable) are not individuals, entities or countries that may subject the Company to criminal or civil violations of any anti-money laundering/OFAC laws. The Subscriber hereby acknowledges and agrees that the Company, or any other party on behalf of the Company, may be required and shall be entitled to reveal any information regarding the Company and the Subscriber's investment in the Company, including details of the Subscriber's identity, to their regulators and/or any other government agency within their jurisdiction, as they shall, in their sole and absolute discretion, consider appropriate.

2.       TERMS OF SUBSCRIPTION.

         The Private Placement Offering of the Shares is being made on a "best efforts" basis as more particularly set forth in the Memorandum.

3. REGISTRATION RIGHTS.

         3.1. As soon as possible after the Final Closing Date, but in no event later than 45 days after the Final Closing Date (regardless of whether the Maximum Amount of Common Stock shall have been sold), the Company shall, at its sole cost and expense, file a registration statement (as amended or supplemented from time to time, the "Registration Statement") on the appropriate form under the 1933 Act with the SEC covering all of the Shares for all holders of the

-------------------
(4) For a more extensive discussion of the preceding terms and definitions, see http://www.federalreserve.gov/boarddocs/srletters/2001/sr0103a1.pdf.
(5) The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56
    (2001).
(6) A "foreign shell bank" is a foreign bank that does not have a physical presence in any country.

Shares, time being of the essence. The Company will use best efforts to have the Registration Statement declared effective, and to keep the Registration Statement effective, until the earlier of (x) three years after the Final Closing Date, (y) the date when all the Registrable Securities have been sold or
(z) the date on which the Registrable Securities may be sold without any restriction pursuant to the Rule 144. If the Registration Statement is not filed within 45 days after the Final Closing Date, the Company will pay to each Investor a cash penalty of two percent (2%) of such Investor's Purchase Price investment. In addition, if the Registration Statement is not declared effective within 180 days after the filing date, (i) the Company will pay to each Investor a cash penalty of two percent (2%) of such Investor's Purchase Price (to the extent accepted) for each thirty (30) day period, or any part thereof, beyond such 180 day period, until the Registration Statement is declared effective. The maximum cash payments to each Investor pursuant to these provisions is twenty-four percent (24%) of such Investor's Purchase Price, as the case may be.

         3.2. In the event the Company effects any registration under the 1933 Act of any Registrable Securities pursuant to Section 3.1 or 3.7 of this Agreement, the Company shall indemnify, to the extent permitted by law, and hold harmless each Investor whose Shares are included in such registration statement (each, a "Seller"), any underwriter, any officer, director, employee or agent of any Seller or underwriter, and each other person, if any, who controls any Seller or underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages, liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the 1933 Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (as amended or supplemented from time to time, collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses or disbursements reasonably incurred by such indemnified party in investigating or defending any such Claim; provided that the Company shall not be liable in any such case to a particular indemnified party to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the preparation of such Registration Document.

         3.3. In connection with any registration statement in which a Seller is participating, such Seller, severally and not jointly, shall indemnify, to the extent permitted by law, and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, each other Seller and each underwriter, any officer, director, employee or agent of any such other Seller or underwriter and each other person, if any, who controls such other Seller or underwriter within the meaning of
Section 15 of the 1933 Act against any Claims to which each such indemnified party may become subject under the 1933 Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses or disbursements reasonably incurred by such indemnified party in investigating or defending any such claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by such Seller specifically for use in the preparation thereof.

         3.4. Any person entitled to indemnification under Section 3.2 or 3.3 of this Agreement shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Section 3.4, but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under
Section 3.2 or 3.3 of this Agreement, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses or disbursements subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so; (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party.

         3.5. If for any reason the indemnity provided in Section 3.2 or 3.3 of this Agreement is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Agreement. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Section
3.4 of this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses or disbursements reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof, if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the Private Placement Offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 3.5 shall be several in proportion to their respective underwriting commitments and not joint.

         3.6. The provisions of Section 3.2 through 3.5 of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

         3.7. If and whenever the Company is required by the provisions of this
Section 3 to use its best efforts to register any Registrable Securities under the 1933 Act, the Company shall, as expeditiously as possible under the circumstances:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible after filing and remain effective.

                  (b) Subject to Section 3.1 of this Agreement, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Company be required to do so for a period of more than three (3) years following the effective date of the registration statement.

                  (c) Furnish to the Sellers participating in the offering, applicable copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

                  (d) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Sellers participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller to consummate the disposition of the Registrable Securities in such jurisdictions.

                  (e) Notify each Seller selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Seller selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (f) As soon as practicable after the effective date of the registration statement, and in any event within eighteen (18) months thereafter, make generally available to the Sellers participating in the offering an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act, including, at the Company's option, Rule 158 thereunder. To the extent that the Company files such information with the SEC in satisfaction of the foregoing, the Company need not deliver the above referenced earnings statement to the Seller.

                  (g) Upon request, deliver promptly to counsel of each Seller participating in the offering copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each such Seller to do such investigation at such Seller's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary.

Each Seller agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation and each Seller shall keep any such information received pursuant to this
Section 3 confidential.

                  (h) Provide a transfer agent and registrar located in the United States for all such Shares covered by such registration statement not later than the effective date of such registration statement.

                  (i) List the Shares covered by such registration statement on such exchanges and/or on the NASDAQ as the Common Stock is then currently listed upon.

                  (j) Pay all Registration Expenses (as defined below) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective; provided that each Seller shall pay all underwriting discounts, commissions and transfer taxes, and their own counsel and accounting fees, if any, relating to the sale or disposition of such Seller's Registrable Securities pursuant to such registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities but no other expenses of or disbursements by the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

         3.8. The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 3 and that such failure would not be adequately compensable in damages, and therefore agrees that its obligations and agreements contained in this Section 3 may be specifically enforced. In the event that the Company shall fail to file such registration statement when required pursuant to Section 3.1 of this Agreement or to keep any registration statement effective as provided in this Section 3 or otherwise fails to comply with its obligations and agreements in this Section 3, then, in addition to any other rights or remedies the Registered Holders may have at law or in equity, including, without limitation, the right of rescission, the Company shall indemnify and hold harmless the Registered Holders from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Company shall also reimburse the Registered Holders for any and all reasonable legal fees, expenses and disbursements incurred by them in enforcing their rights pursuant to this Section 3, regardless of whether any litigation was commenced; provided, however, that the Company shall not be liable for the fees and expenses of more than one law firm, which firm shall be designated by the Placement Agent.

4. MISCELLANEOUS.

         4.1. All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) one (1) business day after the business day of transmission if sent by telecopier (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (c) one (1) business day after the business day of deposit with the carrier, if sent for next business day delivery by Express Mail, Federal Express or other recognized express delivery service (receipt requested), in each case addressed to the Company at the address indicated on the first page of this Agreement marked "Attention: Randy Fields" and to the Subscriber at the Subscriber's address indicated on the last page of this Agreement (or to such other addresses and/or telecopier numbers as a party may designate as to itself by notice to the other parties).

         4.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the parties.

         4.3. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         4.4. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to New York conflict of law rules. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York and they hereby submit to the exclusive jurisdiction of the courts of the State of New York and of the Federal courts in New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in case of the address set forth below or such other address as a party shall furnish in writing to the other parties.

         4.5. This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

         4.6. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

         4.7. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         4.8. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.



      *** THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK ***

                      ALL INVESTORS MUST COMPLETE THIS PAGE



         IN WITNESS WHEREOF, the parties have executed this Agreement on ___________________, 2006.



_______ Shares x $0.055 per Share =  $_________ (minimum subscription = $10,000)




                               _________________________________________________
                               Exact Name in Which Title is to be Held


                               _________________________________________________
                               (Authorized Signature)


                               _________________________________________________
                               Print Name of Signatory and Capacity in which Signed if an Entity


                               _________________________________________________
                               Signature (if Joint Tenants or Tenants in Common)


                               _________________________________________________
                               Print Name of above Signatory



SUBSCRIPTION ACCEPTED:


PARK CITY GROUP, INC.

By: ___________________________

Name:

Title:

Date:__________________________

_______________________________

Aggregate Purchase Price Accepted